Exhibit 1.A.(10)

         Application for Flexible Premium Variable Life Insurance Policy

                                                                      PRIORITY:
                                                                   P.O. Box 3183
                                                   Cedar Rapids, Iowa 52406-3183

                                                  STREET ADDRESS-USE FOR CARRIER
                                                         OTHER THAN POST OFFICE:
                                                         4333 EDGEWOOD RD., N.E.
                                                          CEDAR RAPIDS, IA 52499

                                                                  1-800-553-5957

                     [GRAPHIC] TRANSAMERICA
                               OCCIDENTAL LIFE
                               INSURANCE COMPANY

                         APPLICATION FOR LIFE INSURANCE

                              CONTACT INFORMATION

Proposed Primary Insured's Home Telephone Number:________________________

Business Telephone Number:_______________________________________________

Preferred Place to Call:      [ ] Home   [ ] Business

Best time to Call:            [ ]a.m.    [ ] p.m.

Special Comments:________________________________________________________
                           BROKER DEALER INFORMATION

Broker Dealer Name:______________________________________________________

Agent Name:______________________________  Agent Number:_________________


                   DO:                                                                DON'T:
                   ---                                                                ------

[ ] Complete the entire application (front and back).                [ ] Do not use pencil or whiteout.
[ ] Print application in black ink.                                  [ ] Do not accept or send money on applications that total
[ ] Have applicant initial all changes.                                  more than $1,000,000.00
[ ] Obtain all required signatures.                                  [ ] Do not submit an agent check as the initial premium.
[ ] Complete and sign the Agents Report.                             [ ] Do not accept or send money on applications on
[ ] Include certification if a trust is owner of the policy.             proposed insureds under 15 days of age or over 80
[ ] Section 7, Page 2: Enter the proposed plan of                        years of age.
    insurance in #1.                                                 [ ] Do not accept money on proposed insureds with a
                                                                         history of heart disease, cancer or stroke.

U000288

CMC____________     AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

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                              ATTACH VOIDED SAMPLE
                                OF YOUR PERSONAL
                                   CHECK HERE
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So that you may comply with your depositor's authorization and direction as set forth on the reverse side hereof, this Company agrees:

     1. To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check or draft, whether or not genuine, or payment of any preauthorized ACH electronic fund transfer debit received by you in the regular course of business for the purpose of payment to this Company, including any cost or expenses reasonably incurred in connection therewith.

     2. In the event that any such check, draft or debit shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of the insurance.

     3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request, or in any manner arising by reason of your participation in the foregoing plan of premium collections.

TO: TRANSAMERICAL OCCIDENTAL LIFE INSURANCE COMPANY

As a convenience to me, I hereby request and authorize you to obtain payment of amounts becoming due you by initiating charges in the form of check, drafts or debits via ACH electronic fund transfers on my account maintained at the

______________________________________       __________________________________
        (Name of Bank)                              (Address of Bank)
for the payment of each monthly premium under Policy No.____________________           LIST ANY OTHER POLICIES TO BE PAID
on the life of ___________________________                                              BY SAME CHECK, DRAFT OR DEBIT

This authority is to remain in effect until revoked by me in writing, and until        _________________________________
you actually receive such notice, I agree that you shall be fully protected in         _________________________________
drawing any such check or draft or initiating such debit. I understand that if         _________________________________
any such check, draft or debit be dishonored by my Bank and any monthly amount         _________________________________
due the TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY is not paid within the time stipulated in the policy, said policy shall become null and void except as otherwise provided therein.

                                                                            AUTHORIZATION FOR PREAUTHORIZED
                                                                                     PAYMENTS TO:
                                                                    TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
"I elect  _______  day (select 1 to 27) of                            P.O.BOX 3183, CEDAR RAPIDS, IOWA 52406-3183
each month to have the payment of
$  ________ taken from my account. If no           As a convenience to me, I hereby request and authorize you to pay and charge to
date is indicated the draft date will be the       my bank checking account checks or drafts drawn by and payable to the order of
policy issue date."                                TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY or to debit my account identified below via ACH electronic fund transfers provided there are sufficient collected funds in said account to pay the same upon presentation. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such check, draft or debit. I further agree that if any such check, draft or debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

                                                              _______________   1 (X)______________________________________

                                                              _______________   2 (X)______________________________________

                                                                 Both Authorized Signatures Required on Joint Accts.
                                                                       PLEASE NOTE: There is an Indemnification
                                                                               Agreement stated above.
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
LIFE APPLICATION-PART 1  Transamerica Occidental Life Insurance Company                                    APPLICATION # -----------
=========================================================================================================================
SECTION 1.  PROPOSED PRIMARY INSURED                                                                                     -----------
1. Last Name                                                      First Name                                               M.I.

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2. Address                                                         Apt#         City

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State              Zip Code          3. Years at Address   4. Home Phone        5. Driver License Number                   State
                                                               (   )   -
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      6. Sex    7.Date of Birth             8. Insurable Age  9. Place of Birth - State/Country           10. Social Security Number
[ ] Male
[ ] Female
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11. Height        12. Weight    13. Marital Status                         14. Employer                                    Years

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15. Employer's Address                                                                         16. Business Phone Number

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17. Occupation & Duties

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18. HAVE YOU USED TOBACCO OR ANY OTHER PRODUCT CONTAINING NICOTINE IN THE LAST 12 MONTHS?       [ ] YES  [ ] NO
19. RATE CLASS QUOTED:  [ ] ULT SELECT      [ ] SELECT    [ ] ULT STANDARD        [ ] STANDARD         [ ] JUVENILE
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SECTION 2.  PROPOSED OTHER/JOINT INSURED RIDER - IF MORE THAN ONE PLEASE USE A SUPPLEMENTAL APPLICATION
1. Last Name                                                      First Name                                               M.I.

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2. Address                                                         Apt#         City

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State              Zip Code              3. Years at Address   4. Home Phone             5. Driver License Number          State

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          6. Sex   7. Date of Birth             8. Insurable Age  9. Place of Birth - State/Country       10. Social Security Number
[ ] Male
[ ] Female
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11. Height        12. Weight    13. Marital Status      14. Relationship to Proposed Primary Insured      15. Employer     Years

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16. Employer's Address

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17. Business Phone Number               18. Occupation & Duties
(   )   -
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19. HAVE YOU USED TOBACCO OR ANY OTHER PRODUCT CONTAINING NICOTINE IN THE LAST 12 MONTHS?       [ ] YES  [ ] NO
20. RATE CLASS QUOTED:  [ ] ULT SELECT      [ ] SELECT    [ ] ULT STANDARD       [ ] STANDARD           [ ] JUVENILE
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SECTION 3.  APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED
1. Last Name                                                       First Name                                               M.I.

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2. Address                                                         Apt#         City

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State                   Zip Code              3. Home Phone                             4. Social Security Number / Tax ID #

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5. Date of Birth/Trust Date                      6. Relationship to the Proposed Primary Insured:
                                                    (if employer, please complete Section 11 of Agent's Report)

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====================================================================================================================================
SECTION 4.  CHILDREN'S INSURANCE RIDER
COVERAGE AMOUNT ($5,000 MINIMUM TO $25,000 MAXIMUM COVERAGE FOR CHILDREN 18 AND UNDER)
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        Name                   Relationship                        Date of Birth                  Height                 Weight
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                                                                     -         -                  ft     in                    lbs
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                                                                     -         -                  ft     in                    lbs
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                                                                     -         -                  ft     in                    lbs
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Are all children listed?  [ ] Yes  [ ] No     If not, explain why:_____________________________________________________________
Are children living with Proposed Primary Insured?     [ ] Yes  [ ] No   If not, explain why:__________________________________
====================================================================================================================================
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                                       1
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LIFE APPLICATION
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
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SECTION 5.  PRIMARY BENEFICIARY - IF PERCENTAGE SHARES ARE NOT GIVEN THEY WILL BE EQUAL, OR TO THE SURVIVOR

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
              Name                                    Percent                    Relationship         Social Security Number/Tax ID#
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                                                                                                             -         -
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                                                                                                             -         -
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                                                                                                             -         -
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====================================================================================================================================
SECTION 6.  CONTINGENT BENEFICIARY - IF PERCENTAGE SHARES ARE NOT GIVEN THEY WILL BE EQUAL, OR TO THE SURVIVOR

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              Name                                    Percent                    Relationship         Social Security Number/Tax ID#
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                                                                                                             -         -
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                                                                                                             -         -
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                                                                                                             -         -
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SECTION 7.  PROPOSED PLAN OF INSURANCE:                                  SECTION 9.  ADDITIONAL BENEFITS-
                                                                                     PROPOSED PRIMARY INSURED ONLY
1. Plan of Insurance:    _____________________________________
2. Specified Amount:                    $_____________________               [ ]  Disability Waiver Rider
3. Primary Insured Rider                $_____________________               [ ]  Disability Waiver And Income Rider   $_________
4. Primary Insured Rider Plus           $_____________________                    ($300 per month maximum)
5. Other Insured Rider                  $_____________________               [ ]  Accidental Death Benefit             $_________
                                                                                  ($150,000 maximum)
_____________________________________   $_____________________          ============================================================
_____________________________________   $_____________________           SECTION 10.  PREMIUMS PAYABLE
_____________________________________   $_____________________
_____________________________________   $_____________________           Planned Premium      $________  _________  ____________
                                                                             [ ]  Bank Draft     ______  Draft Date (1ST thru 27TH)
---------------------------------------------------------------              [ ]  Direct Bill
SECTION 8.  DEATH BENEFIT OPTION                                                  [ ]  Single Premium       [ ] Quarterly
                                                                                  [ ]  Annual               [ ] Monthly
      [ ]  a) Level benefit                                                       [ ]  Semi-annual          [ ] Other  _____________
      [ ]  b) Increasing benefit
====================================================================================================================================
SECTION 11.  SUB-ACCOUNT ALLOCATIONS - MUST EQUAL 100% AND A WHOLE NUMBER.          12.  INVESTMENT OBJECTIVE

WRL JANUS GROWTH          _____ %       WRL C.A.S.E. GROWTH       _____ %                 [ ]  Safety of Principal
WRL JANUS GLOBAL          _____ %       WRL GE U.S. EQUITY        _____ %
WRL ALGER AGG GROWTH      _____ %       WRL DREYFUS MID CAP       _____ %                 [ ]  Income
WRL VKAM EMER GROWTH      _____ %       WRL NWQ VALUE EQUITY      _____ %
WRL AEGON BOND            _____ %       WRL TRP DIVIDEND GRO      _____ %                 [ ]  Long-Term Growth
WRL AEGON BALANCED        _____ %       WRL DEAN ASSET ALL        _____ %
WRL LKCM STRA TOT RET     _____ %       WRL JPM REAL EST. SEC.    _____ %                 [ ]  Trading Profits
WRL TRP SMALL CAP         _____ %       WRL FEDERATED GRO INC     _____ %
WRL GS SMALL CAP          _____ %       WRL JPM MONEY MARKET      _____ %                 [ ]  Other ________________
WRL PB MID CAP GROWTH     _____ %       TRANSAMERICA VIF GROWTH   _____ %
WRL THIRD AVE. VALUE      _____ %       FIXED ACCOUNT             _____ %
WRL GE SE INTL EQUITY     _____ %       OTHER                     _____ %
WRL SALOMON ALL CAP       _____ %       OTHER                     _____ %
WRL GS GROWTH             _____ %       OTHER                     _____ %
====================================================================================================================================
SECTION 13.  OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS L    NONE

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Proposed Insured Name                   Company                       Amount of Insurance        Year Issued            Replacement?
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                                                                                                                           Yes   No
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                                                                                                                           Yes   No
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                                                                                                                           Yes   No
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                                                                                                                           Yes   No
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IS THIS INTENDED TO BE A 1035 EXCHANGE?  [ ]Yes [ ]No                 Anticipated Cash Value Transfer $_______  _______ _______

1) Has any Proposed Insured ever had life, disability or health insurance declined, rated, modified, issued with an exclusion rider, canceled, or not
   renewed? If yes please explain in REMARKS.                                         [ ]  Yes  [ ] No

2) Will the insurance applied for on any Proposed Insured replace or change any
   existing life or annuity policy?                                                   [ ]  Yes  [ ] No

   If yes, complete replacement forms, if appropriate.

3) Is there an application for life, accident or sickness insurance now pending or contemplated on any Proposed Insured in this or any other company? If yes,
   give details in Agent's Report, Question 3.                                        [ ]  Yes  [ ] No

====================================================================================================================================
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
LIFE APPLICATION-PART 2
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
====================================================================================================================================
SECTION 14.  PERSONAL FINANCIAL STATEMENT             15.  COMPLETE FOR CORPORATION, PARTNERSHIP, PENSION OR TRUST
A)  Gross Income Current Yr     $_______________
B)  Gross Income Previous Yr    $_______________      A)   Current Estimated Market Value      $_______________
C)  Additional Income           $_______________      B)   Assets                   Liquid     $_______________
D)  Net Worth                   $_______________                                    Nonliquid  $_______________
                                                      C)   Liabilities                         $_______________
For over $1 million applied coverage complete         D)   Net Worth                           $_______________
a separate financial questionnaire
====================================================================================================================================
SECTION 16.  MEDICAL QUESTIONS - EACH QUESTION MUST BE INDIVIDUALLY ASKED AND ANSWERED.

Give the details of "Yes" answers below. Identify question number; state signs, symptoms and diagnosis of each illness or injury. List the details and results of any treatment; List the name, full address and dates of each health care provider consulted. To the best of your knowledge, has any Proposed Insured within the last 10 yrs had or been told by a member of the medical profession that he or she had, or has been treated for:

1)   Heart murmur, high blood pressure, chest pain, heart attack, stroke, or
     other disorder of the heart or circulatory system?                                        [ ] Yes   [ ] No

2)   Asthma, Emphysema, Chronic Bronchitis, Tuberculosis, or any other
     Respiratory disorder; colitis, ulcer or any other gastrointestinal
     disorder; jaundice, hepatitis, liver or kidney disorder?                                  [ ] Yes   [ ] No

3)   Cancer, tumor, polyp, breast, prostate or any other reproductive disorder;
     or any thyroid or endocrine disorder?                                                     [ ] Yes   [ ] No

4)   Brain, mental, anxiety, depression, suicide attempt, or seizure disorder;
     or any paralysis?                                                                         [ ] Yes   [ ] No

5)   Diabetes, anemia, or any disorder of the blood; sugar, protein, or blood in
     the urine?                                                                                [ ] Yes   [ ] No

6)   Used amphetamines, heroin, cocaine, marijuana, or any other illegal or
     controlled substance except as prescribed by a physician?                                 [ ] Yes   [ ] No

7)   Sought or been advised to seek treatment, limit or discontinue use of
     alcohol?                                                                                  [ ] Yes   [ ] No

8)   Been on or are now on prescribed medication or diet?                                      [ ] Yes   [ ] No

9)   Has any Proposed Insured been told by a member of the medical profession
     that he or she had a diagnosis of AIDS, ARC or the HIV infection?                         [ ] Yes   [ ] No

10)  Had or been advised to have any hospitalization, surgery, or any diagnostic test including, but not limited to, electrocardiograms, blood studies,
     scans, MRI's or other test?                                                               [ ] Yes   [ ] No

11)  An examination, treatment or consultation with a doctor or health care
     provider other than above?                                                                [ ] Yes   [ ] No

12)  Have or have had a parent, brother or sister who has/had coronary artery
     death or disease prior to age 60?                                                         [ ] Yes   [ ] No
====================================================================================================================================
SECTION 17.  DETAILS TO "YES" ANSWERS FOR MEDICAL QUESTIONS SECTION
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                                                                                                      Name, Address and Phone # of
 Question #    Proposed Insured's Name       Date, Diagnosis, Treatment, Results, and Duration        Attending Doctor and Hospital
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====================================================================================================================================
SECTION 18.  NAME AND ADDRESS OF PERSONAL PHYSICIAN (IF NONE, SO STATE)

Proposed Primary Insured                                     Joint or Other Insured                          Children
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Date and reason last consulted a physician   Date and reason last consulted a physician   Date and reason last consulted a physician
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====================================================================================================================================

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LIFE APPLICATION
================================================================================
SECTION 19.  RESIDENCY

Proposed Primary Insured
------------------------
A) Proposed Primary Insured is a citizen of  [ ] USA   [ ] Other Country
____________________ Type of VISA (Ex. Category 2A) _________
B) How many years has the Proposed Primary Insured resided in the USA?______________
C) Does any Proposed Primary Insured travel outside the USA? [ ] Yes [ ] No

If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.

________________________________________________________________________________
Other Insured
-------------
A)  Proposed Insured is a citizen of [ ] USA [ ] Other Country
    ____________________ Type of VISA (Ex. Category 2A) _________
B)  How many years has the Proposed Insured resided in the USA?______________
C)  Does any Proposed Insured travel outside the USA? [ ] Yes [ ] No

If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.

________________________________________________________________________________
================================================================================
SECTION 20.  DRIVING RECORD/BACKGROUND INFORMATION

A) Has any Proposed Insured had their driver's license suspended, restricted, revoked, or been cited for a moving violation in the last 5 years?

    [ ] Yes  [ ] No      If yes, give reason & identify Proposed Insured's name:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

B) Has any Proposed Insured in the last ten years been convicted of a misdemeanor (other than a minor traffic violation) or felony?

    [ ] Yes  [ ] No      If yes, give reason & identify Proposed Insured's name:

________________________________________________________________________________
________________________________________________________________________________
================================================================================
SECTION 21.  SPECIAL ACTIVITIES

A) Except as a passenger on a regularly scheduled flight, has any Proposed Insured flown within the past 3 years, or does any Proposed Insured have plans to fly in the future?

IF YES, COMPLETE AVIATION QUESTIONNAIRE.
                                         [ ]Yes  [ ] No  _____________________
                                                        Name of Proposed Insured

B) In the past 3 years has any Proposed Insured participated in racing (automobile, motorcycle, or boat), underwater or sky diving, hang gliding, mountain or rock climbing?

IF YES, COMPLETE AN AVOCATION QUESTIONNAIRE.

                                         [ ]Yes  [ ] No  _____________________
                                                        Name of Proposed Insured
================================================================================
SECTION 22. SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY--COMPLETE FOR ALL VARIABLE PLANS

A) Have you, the Proposed Primary Insured, and Purchaser, if other than the Proposed Primary Insured, received the current Prospectus for the policy?

    [ ]Yes  [ ] No

B) Do you understand that under the policy applied for (exclusive of any optional benefits),the amount of death benefit and the entire amount of the policy cash value may increase or decrease depending upon the investment experience?

    [ ]Yes  [ ] No

C) With this in mind, is the policy in accord with your insurance objectives and your anticipated financial needs?

    [ ]Yes  [ ] No
================================================================================
SECTION 23.  TO BE COMPLETED BY APPLICANT/OWNER

Telephone Transfer Authorization: (See Prospectus for telephone transfer procedures.) Your policy applied for, if issued, will automatically receive telephone transfer privileges described in the applicable prospectus unless instructions to the contrary are indicated below. These privileges allow you to give the registered representative/agent of record for this policy authority to make telephone transfers and to change the allocation of future payments among the Sub-Accounts and the Fixed Account on your behalf according to your instructions.

        [ ] I do not want telephone transfer privileges.

Transamerica Occidental Life Insurance Company will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Transamerica Occidental Life Insurance Company will employ reasonable procedures to confirm that telephone instructions are genuine. If Transamerica Occidental Life Insurance Company does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such requiring forms of personal identification prior to acting upon such telephone instruction, providing written confirmation of such transactions to Policyowners and/or tape recording of telephone transfer request instructions received.
================================================================================
SECTION 24.  CERTIFICATION

Under penalty of perjury, I (the owner) certify (1) that the number shown in
Section 1of page 1or the number shown in Section 3 on page 1 (if the owner is other than the primary insured) is my correct Taxpayer Identification Number, and (2) that I am not subject to backup withholding because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) if I ever was so notified, the IRS has notified me that I am no longer subject to backup withholding. (If the Internal Revenue Service has notified you that you are subject to backup withholding and you have not received notice from the Service that backup withholding has terminated, you should strike out the language in (2) above that you are not subject to backup withholding due to notified payee underreporting.)
================================================================================
U000288

LIFE APPLICATION
================================================================================
  SECTION 25.  AUTHORIZATION TO OBTAIN INFORMATION

I authorize any physician, medical professional, hospital, clinic, other medical care institution, the Medical Information Bureau, Inc., insurance company, consumer reporting agency, or employer having information available as to employment, other insurance coverage, medical care, advice or treatment with respect to any physical or mental condition regarding me or my children who are to be insured, to give such information to Transamerica Occidental Life Insurance Company, its reinsurers, or any consumer reporting agency except the Medical Information Bureau acting on Transamerica Occidental Life Insurance Company's behalf.

I authorize Transamerica Occidental Life Insurance Company to obtain an investigative consumer report on me.

I understand that this information will be used by Transamerica Occidental Life Insurance Company or its reinsurers, to determine eligibility for life insurance.

I agree that this authorization is valid for two and one-half years from the date signed. I know that I have the right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

I have received a copy of this "Notice of Information Practices" attached to this application.

I also hereby authorize Transamerica Occidental Life Insurance Company to provide its affiliated companies any and all information provided herein and obtained hereafter on me. This authorization shall be valid from the date signed below until affirmatively withdrawn in writing by myself.

[ ] I elect not to have personal information disclosed to non-affiliates of Transamerica Occidental Life Insurance Company for marketing purposes.

[ ] I elect to be interviewed if an investigative consumer report is prepared in connection with this application.
================================================================================
SECTION 26.  OTHER INSURANCE-TO BE COMPLETED BY THE REGISTERED REPRESENTATIVE

1. Will the policy applied for replace or change any existing life insurance policy or annuity? [ ] Yes [ ] No

2. If replacement of existing insurance is involved, have you complied with all state requirements, including any Disclosure and Comparison Statements?
    [ ] Yes [ ] No [ ] N/A

    If  "No," explain  _________________________________________________________

================================================================================
SECTION 27.  REPRESENTATIONS

I represent that the statements and answers in this application are true and complete to the best of my knowledge. I understand that I should consult my own tax and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan. It is agreed that:

     (a) the statements and answers given in this application, and any amendments or application supplements to it or statements made to the medical examiner, will be the basis of any insurance issued;

     (b) no agent or medical examiner has the authority to make or alter any contract for the Company;

     (c) if a premium deposit is given in exchange for the Conditional Receipt, no insurance shall take effect unless all of the conditions set out in that receipt are satisfied;

     (d) if a premium deposit is not given, no insurance shall take effect unless all of the following conditions are satisfied;

               (1) a policy issued by the Company is delivered to and accepted by the owner during the lifetime of each person to be covered by such policy, (2) the full first premium is paid, and (3) the health and insurability of each person proposed for insurance has not changed since the date of this application

Signed at _____________________________________ ____________                     on _______ - _______ -_______
                       (city)                    (state)                                      (date)

 ____________________________________________________________________            ___________________________________________________
 Signature of Proposed Primary Insured (Child over age 15 must sign)             Print Agent Name                     Agent #

 ____________________________________________________________________            ___________________________________________________
 Signature of Applicant (owner) other than the                                   Signature of Agent                 State License #
 Proposed Primary Insured (If business insurance, show
 title of officer and name of firm)

 ____________________________________________________________________            ___________________________________________________
 Signature of Parent or Legal Guardian for Insured(s) 15 and under               Split Agent Name                     Agent #

 ____________________________________________________________________            ___________________________________________________
 Signature of Joint Insured or OIR                                               Signature of Split Agent            State License #

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                                       5
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                                       6

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                 P.O. BOX 3183
                         CEDAR RAPIDS, IOWA 52406-3183

                                 FRAUD WARNING

The following states require that contract owners acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below.

For contract owners in          ARKANSAS/LOUISIANA

         Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

         ________________________________    ________________
         Signature of Contract Owner         Date

For contract owners in          COLORADO

         It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

         ________________________________    ________________
         Signature of Contract Owner         Date

For contract owners in          DISTRICT OF COLUMBIA

         It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

         ________________________________    ________________
         Signature of Contract Owner         Date

For contract owners in          FLORIDA

         Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

         ________________________________    ________________
         Signature of Contract Owner         Date

For contract owners in          KENTUCKY,  OHIO and pennsylvania

         Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

         ________________________________    ________________
         Signature of Contract Owner         Date

For contract owners in          NEW JERSEY

         Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

         ________________________________    ________________
         Signature of Contract Owner         Date

For contract owners in          NEW MEXICO

         Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.


         ________________________________    ________________
         Signature of Contract Owner         Date

For contract owners in          virginia/MAINE

         It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

         ________________________________    ________________
         Signature of Contract Owner         Date

U000288

                                 AGENT'S REPORT

1.  a) How long have you known the Proposed Primary Insured?

    b) Relationship to Proposed Primary Insured:

    c) Are you financially responsible for the Proposed Primary Insured:
                        [ ] Yes [ ] No

2.  Did you give the "Notice of Information Practices" to the Proposed
    Insured(s)?
                        [ ] Yes [ ] No

3. Are you submitting or do you plan to submit an application on any Proposed Insured on this application to any other company?
                        [ ] Yes [ ] No
        Company Name________________________________________________

        Face amount $_______________________________________________

        Total face amount to be placed with all companies

        $___________________________________________________________

4.  Medical Examination Will you be arranging for the Medical Requirements?

        [ ]  Yes   Paramedical Service used:_____________________________
        [ ]  No    Request Transamerica Occidental Life Insurance Company order medical reqs.

5.  Was money taken with the application?
                [ ] Yes [ ] No

        If "yes" was the Conditional Receipt completed and given to the applicant?
                [ ] Yes [ ] No

6.  Did you ask all questions in the presence of the Proposed Insured(s)?

                [ ] Yes [ ] No

7. Are you aware of anything about the health, habits, avocation, environment or mode of living, except as may be related directly or indirectly to sexual orientation, which may affect the insurability of any person proposed for insurance? [ ] Yes [ ] No

8.  If Proposed Primary Insured is a juvenile (ages 0 through 15):

    (a) Did you personally see child?         [ ] Yes [ ] No

    (b) Does child live with parents?         [ ] Yes [ ] No
    (If "No," explain)__________________________________________
      __________________________________________

    (c) Life insurance in force on parent's life?
      __________________________________________

    (d) Life insurance applied for or in force on brothers and sisters?
      __________________________________________


Remarks:________________________________________
      __________________________________________
      __________________________________________
      __________________________________________


9.  Is Proposed Primary Insured or Owner related to any InterSecurities, Inc.
    officer or employee?   [ ] Yes [ ] No

10. Is Proposed Primary Insured or Owner a licensed Representative of any Broker/Dealer?
                           [ ] Yes [ ] No

        If "Yes" Name and Address of Broker/Dealer
                ____________________________________________

11. Type of Sale (check two)
    [ ]  Direct                                [ ]  Pension or Profit Sharing
    [ ]  Personal Needs Analysis               [ ]  Salary Savings (EICS)
    [ ]  Estate Planning                       [ ]  Gift
    [ ]  Business Insurance                    [ ]  Salary Allotment
                            Purpose of Policy
    [ ]  Personal Insurance                    [ ]  Business Insurance
    [ ]  Mortgage                              [ ]  Retirement
    [ ]  Key Employee                          [ ]  Education
    [ ]  Executive Bonus                       [ ]  Estate Liquidity
    [ ]  Deferred Compensation                 [ ]  Income to Family
    [ ]  Split Dollar                          [ ]  Cash Accumulation
    [ ]  Reverse Split Dollar                  [ ]  Wealth Replacement
    [ ]  Other                                                    Circle One
    [ ]  Buy/Sell - Is partner applying for similar amount?        Yes    No
      Name of partner ________________________________________________________

12. Was this plan sold, presented or illustrated as a VEBA, welfare benefit concept as defined under IRC Section 419, Charitable Legacy Plan, Charitable Retirement Plan, Charitable Remainder Life Program, or other similar arrangement?
                               [ ] Yes [ ] No

    If "Yes", have you completed and attached the required Disclosure, Acknowledgement and Release Form and the accompanying Attorney's Statement?

                               [ ] Yes [ ] No

13. Did you comply with all requirements relative to obtaining Informed Consent for HIV and AIDS testing? [ ] Yes [ ] No

Writing Agent Name_________________________________________________

Agent No.__________________________________________________________

Agent's Telephone Number___________________________________________

Agent's Social Security Number_____________________________________

Agent's Fax Number_________________________________________________

Percent of Agent's Split___________________________________________

Split Agent Name___________________________________________________

   Agent No.__________________Percent of Agent's Split_____________

Split Agent Name___________________________________________________

   Agent No.__________________Percent of Agent's Split_____________


I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein. I certify that a Notice of Information Practices statement was given to the Applicant when this application was taken. (If applicable)

$_______has been paid by the Applicant with this application
 __________________________________
      Signature of Writing Agent


U000288

Transamerica Occidental Life Insurance Company         APPLICATION #[        ]

                              CONDITIONAL RECEIPT

If, within the last 12 months, any person proposed for coverage has been treated for or had heart trouble, stroke or cancer no payment may be accepted with the application.

Received from____________________________   Totaling $__________________________

NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT HAVE BEEN FULFILLED EXACTLY.

CONDITIONS:
(1) The amount of payment taken with the application must be at least the first full premium for the mode of payment selected for the amount of insurance stated on page 2 in the application. If the check or draft submitted as the first mode premium is not honored by the bank, upon first presentation, this Conditional receipt will be VOID.
(2) All medical examinations, tests, x-rays, electrocardiograms and reports required by the company must be completed and received at its home office. If the above requirements are not received within 60 days, from the date this application was completed, this Conditional Receipt will be VOID.
(3) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the company's rules, limits and standards for the plan, amount and rate class shown. If any modification is made by the Company to the plan, amount, riders, and/or the premium rate class or supplemental agreements this conditional receipt will be VOID.
(4) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be as stated in the application.

"EFFECTIVE DATE," AS USED IN THIS CONDITIONAL RECEIPT IS THE LATER OF:
A. the date of completion of the Part I of the application having the same number and date as this Receipt, or;
B. the date of completion of all medical examinations, tests, x-rays, electrocardiograms and reports required by the Company, or;
C.  the date of issue if any, requested in the application.

COVERAGE--NOT TO EXCEED $300,000. MAXIMUM ALL APPLICATIONS OR RECEIPTS.
If the Company or its Authorized Agent accepts the first mode premium for this application of life insurance and any person Proposed for insurance dies while this Conditional Receipt is in effect, the Company will pay to the beneficiary or the Applicant the LESSER of:
(a) the death benefit applied for on that Proposed Insured, as shown on page 2 of the Application, or:
(b) $300,000.

This total benefit limit is applicable to all insurance applied for under this Application and any other application now pending with the Company, including any other Conditional Receipts, for each person proposed for insurance.

DATE COVERAGE ENDS - 60 DAY MAXIMUM
Coverage under the Conditional Receipt ends automatically on the earliest of:
(a) the date the insurance applied for under this application takes effect, or
(b) the date the company mails notice of the ending of coverage and refunds the first mode premium to the date the applicant at the address shown on Part 1 of the Application.
(c) 60 days from the date of this conditional receipt
(d) the date we determine any Proposed Insured is not insurable according to our rules, limits and standards.

SPECIAL LIMITATIONS
This Conditional Receipt will be void if not signed by an authorized agent of the company.
This Conditional Receipt will be VOID in the event of fraud or material misrepresentation in the Application
This Conditional Receipt will be VOID if, on the date of this receipt, any person proposed for insurance is under 15 days of age or over 80 years of age. This Conditional Receipt does not provide benefits for Disability or Accidental Death Benefits.
This Conditional Receipt does not provide benefits if any person proposed for insurance dies by suicide. The liability of the Company will be limited to return of the first mode premium paid with the application.

NO AGENT IS AUTHORIZED TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THE CONDITIONAL RECEIPT. MAKE ALL CHECKS PAYABLE TO TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY.

I acknowledge possession of the receipt and I certify that I have read it and the agreement in the application. The conditions and terms of this receipt have been explained to me fully by the agent and I understand them.

Signed at_______________________this_____________day of_________ , (year)_______

Signature of Applicant (If other than Proposed Primary Insured)_________________

Signature of Agent______________________________________________________________

THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT AT THE TIME OF APPLICATION ONLY IF ANY MONEY IS TAKEN

If all the conditions of this receipt are not fulfilled exactly, the insurance will take effect only when the policy is delivered to the owner stated in the application and there has been no change in insurability of any proposed insured as represented in the application.

U000288

                                  THIS PAGE IS
                              INTENTIONALLY BLANK

                                  Transamerica Occidental Life Insurance Company

                        NOTICE OF INFORMATION PRACTICES

IMPORTANT: THIS NOTICE MUST BE GIVEN TO THE PROPOSED INSURED(S) WHENEVER AN APPLICATION IS COMPLETED.

SOURCES OF INFORMATION
We value your privacy. Your application is our main source of information. As a part of this application, we may, at our expense:
o ask you to have an examination, which may include special tests such as an electrocardiogram, chest x-ray, blood studies, or urinalysis;
o ask physicians, medical practitioners, clinics, hospitals, or other health care providers for information about you;
o obtain information from the Medical Information Bureau and/or a consumer reporting agency. Please refer to the lower portion of this notice for further details about this procedure;
o obtain information from other insurance companies you have applied to in the past. We use this information only for evaluating your insurance application.

SAFEGUARDING YOUR PRIVACY
We treat all information about you confidentially. Ordinarily, it will be provided to third parties only if you authorize us in writing to do so. In rare instances, we may be required to provide some or all of the information without your consent. We may send information to state insurance departments at their request as part of their regulatory duties, or to law enforcement facilities in response to a summons or subpoena. We may also release information in our files to our reinsurers and to other life insurance companies to whom you have applied for life and health insurance or to whom a claim for benefits may be submitted.

On your written request, we will send you a summary or copy of the relevant information obtained in connection with your application.
Confidential or detailed medical information will only be disclosed through the physician of your choice, with whom you may discuss it. Also, on your request, a copy of any consumer report we obtain on you will be provided to you by the responsible agency.

We will not send you information we might collect in expectation of or in connection with any claim or civil or criminal proceeding such as information relating to suspected fraud or material misrepresentation.

We may gather information from you which is used for statistical purposes or marketing research, which will not identify you individually.

CORRECTING INFORMATION
If you feel any information in our file is incorrect or incomplete, you may ask us to review it. If we agree, we will make any necessary corrections and inform anyone who received such information within the past two years.

If we do not agree, you may file a statement of dispute with us. We will send that statement to anyone receiving such information in the past two years. We will also include it in any future disclosure of the disputed information.

                           FAIR CREDIT REPORTING ACT
A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, Transamerica Occidental Life Insurance Company, PO Box 3183, Cedar Rapids, Iowa 52406-3183. You may also request information concerning the nature and scope of the investigation to be performed. A summary of your rights is set forth on the attached "Notice to Consumer".

                   THE MEDICAL INFORMATION BUREAU PRE-NOTICE
The Medical Information Bureau ("MIB") is a non-profit organization of life insurance companies which operates as an information exchange for its members.

We may make reports to the MIB regarding factors affecting your insurability. Underwriting decisions, however, are not reported to the MIB. If you apply to another Bureau member company for life or health insurance or submit a claim for benefits, the MlB will, upon request, provide that company with information in its file.

Upon your written request, the MIB will arrange for disclosure to you of any information it has in your file. If you feel the information in the MIB's file is incorrect, you may contact the MIB and seek a correction in accordance with procedures outlined in the Federal Fair Credit Reporting Act. The address of the MIB's office is: MIB, Inc.; P.O. Box 105, Essex Station; Boston, MA 02112. MIB's telephone number: (617) 426-3660

If you would like to know more about how we collect, evaluate and control information about you as one of our applicants for insurance, our sales representatives will be happy to assist you or you may contact us at our office:

              Any Other           Transamerica Occidental Life Insurance Company
              Questions?          P.O. Box 3183
                                  Cedar Rapids, Iowa 52406-3183
                                  1-800-553-5957

U000288

                               NOTICE TO CONSUMER

         A SUMMARY OF YOUR RIGHTS UNDER THE FAIR CREDIT REPORTING ACT:

The Fair Credit Reporting Act (FCRA) is designed to promote accuracy, fairness, and privacy of information in the files of every consumer reporting agency. Most consumer reporting agencies are credit bureaus that gather and sell information about you-such as where you work and live, if you pay your bills on time, and whether you've been sued, arrested, or filed for bankruptcy-to creditors, employers, and other businesses. The FCRA gives you specific rights in dealing with consumer reporting agencies, and requires them to provide you with a summary of these rights as listed below. You can find the complete text of the FCRA, 15 U.S.C. 1681 et. seq., at the Federal Trade Commission's web site (http://www.ftc.gov). You may have additional rights under state law. You may contact a state or local consumer protection agency or a state attorney general to learn those rights.

o You must be told if information in your file has been used against you. Anyone who uses information from consumer reporting agencies to take action against you-such as denying an application for credit, insurance, or employment-must give you the name, address, and phone number of the consumer reporting agency that provided the report.

o You can find out what is in your file. A consumer reporting agency must give you all the information in your file, and a list of everyone who has requested it recently. However, you are not entitled to a "risk score" or "credit score" that is based on information in your file. There is no charge for the report if your application was denied because of information supplied by the consumer reporting agency, and if you request the report within 60 days of receiving the denial notice. You are also entitled to one free report a year if you certify that (1) you are unemployed and plan to seek employment within 60 days, (2) you are on welfare, or (3) your report is inaccurate due to fraud. Otherwise a consumer reporting agency may charge you a fee up to $8.00 for a copy of your file.

o You can dispute inaccurate information with the credit reporting agency. If you tell a credit reporting agency that your file contains inaccurate information, the credit reporting agency must investigate the items (usually within 30 days) by presenting to its information source all relevant evidence you submit, unless your dispute is frivolous. The source must review your evidence and report its findings to the credit reporting agency. (The source must advise national credit reporting agencies-to which it provides data-of any error.) The credit reporting agency must give you a written report of the investigation and a copy of your report if the investigation results in any change. If the credit reporting agency's investigation does not resolve the dispute, you may add a brief statement to your file. The credit reporting agency must normally include a summary of your statement in future reports. If an item is deleted or a disputed statement is filed, you may ask that anyone who has recently received your report be notified of the change.

o Inaccurate information must be corrected or deleted. A consumer reporting agency must remove or correct inaccurate information from its files, usually within 30 days after you dispute it. However, consumer reporting agencies are not required to remove data from your file that is accurate unless it is outdated or cannot be verified. If our dispute results in any change to your report, the CRA cannot reinsert into your file a disputed item unless the information source verifies its accuracy and completeness. In addition, the CRA must give you a written notice telling you it has reinserted the item. The notice must include the name, address, and phone number of the information source.

o You can dispute inaccurate items with the source of the information. If you tell anyone-such as a creditor who reports to a consumer reporting agency that you dispute the item, they may not then report the information to a consumer reporting agency without including a notice of your dispute. In addition, once you've been notified the source of the error in writing, they may not continue to report it if it is in fact an error. If you have questions or believe your file contains errors, call the toll-free number of the consumer reporting agency.

o Outdated information may not be reported. In most cases, consumer reporting agencies may not report negative information that is more than seven years old; ten for bankruptcies.

o Access to your file is limited. Consumer reporting agencies may provide information about you only to those who have a need recognized by the FCRA-usually to consider an application you have submitted to a creditor, insurer, employer, landlord, or other business.

o Your consent is required for reports that are provided to employers or that contain medical information. Consumer reporting agencies may not report to your employer, or prospective employer, about you without your written consent. Consumer reporting agencies may not divulge medical information about you without your permission.

o You can stop a consumer reporting agency from including you on lists for unsolicited credit and insurance offers. Creditors and insurers may use file information as the basis for sending you unsolicited offers of credit or insurance. Such offers must include a toll-free number for you to call and tell the consumer reporting agency if you want your name and address excluded from future lists or offers. If you notify the consumer reporting agency through the toll-free number, it must keep you off the lists for two years. If you request and complete the consumer reporting agency form provided for this purpose, you can have your name and address removed indefinitely.

o You may have additional rights under state law. You may wish to contact a state or local consumer protection agency or a state attorney general to learn those rights.

U000288

                               NOTICE TO CONSUMER


The FCRA gives several different federal agencies authority to enforce the FCRA. The agencies listed below can assist you with questions and concerns concerning the following types of businesses:

       FOR QUESTIONS OR CONCERNS REGARDING THE FOLLOWING, PLEASE CONTACT:

CRAs, creditors and others not listed below, contact the Federal Trade Commission Bureau of Consumer Protection - FCRA Washington, DC 20580. 202-326-3761.

National Banks, federal branches/agencies of foreign banks (word "National" or initials "N.A." appear in or after bank's name), contact the Office of the Comptroller of the Current Compliance Management, Mail Stop 6-6 Washington, DC 20219. 800-613-6743.

Federal Reserve System member banks (except national banks, and federal branches/agencies of foreign banks), contact the Federal Reserve Board Division of Consumer & Community Affairs Washington, DC 20551. 202-452-3693.

Savings associations and federally chartered savings banks (word "Federal" or initials "F.S.B." appear in federal institution's name), contact the Office of Thrift Supervision Consumer Programs Washington, DC 20552. 800-842-6929.

Federal credit unions (words "Federal Credit Union" appear in institution's name), contact the National Credit Union Administration, 1775 Duke Street, Alexandria, VA 22314. 703-518-6360.

Banks that are state-chartered, or are not Federal Reserve System members, contact the Federal Deposit Insurance Corporation Division of Compliance & Consumer Affairs, Washington, DC 20429 . 800-934-FDIC.

Air, surface, or rail common carriers regulated by former Civil Aeronautics Board or Interstate Commerce Commission, contact the Department of Transportation Office of Financial Management, Washington DC 20590. 202-366-1306.

Activities subject to the Packers and Stockyards Act 1921, contact the Department of Agriculture, Office of Deputy Administrator-GIPSA, Washington, DC 20250. 202-720-7051.

U000288

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

ON THE LIFE OF________________________________ Supplement to Application Number
                                                           _____________________

This supplement amends the above captioned application for life insurance and becomes part of it as follows.

ADDITION OF PROPOSED OTHER INSURED RIDERS      Dated_____________________

====================================================================================================================================
SECTION 1.  PROPOSED PRIMARY INSURED
1. Last Name                                                      First Name                                               M.I.

------------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City

------------------------------------------------------------------------------------------------------------------------------------
State              Zip Code          3. Years at Address   4. Home Phone        5. Driver License Number                   State
                                                               (   )   -
------------------------------------------------------------------------------------------------------------------------------------
      6. Sex    7.Date of Birth             8. Insurable Age  9. Place of Birth - State/Country           10. Social Security Number
[ ] Male
[ ] Female
------------------------------------------------------------------------------------------------------------------------------------
11. Height        12. Weight    13. Marital Status        14. Relationship to Proposed Primary Insured      15. Employer     Years

------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                          18. Business Phone Number
--------------------------------------------------------------------------------
17. Employer's Address
------------------------------------------------------------------------------------------------------------------------------------
19. HAVE YOU USED TOBACCO OR ANY OTHER PRODUCT CONTAINING NICOTINE IN THE LAST 12 MONTHS?       [ ] YES  [ ] NO
20. RATE CLASS QUOTED:  [ ] ULT SELECT      [ ] SELECT    [ ] ULT STANDARD        [ ] STANDARD         [ ] JUVENILE
------------------------------------------------------------------------------------------------------------------------------------
SECTION 2.  PROPOSED OTHER INSURED RIDER
1. Last Name                                                      First Name                                               M.I.

------------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City

------------------------------------------------------------------------------------------------------------------------------------
State              Zip Code              3. Years at Address   4. Home Phone             5. Driver License Number          State

------------------------------------------------------------------------------------------------------------------------------------
          6. Sex   7. Date of Birth             8. Insurable Age  9. Place of Birth - State/Country       10. Social Security Number
[ ] Male
[ ] Female
------------------------------------------------------------------------------------------------------------------------------------
11. Height        12. Weight    13. Marital Status      14. Relationship to Proposed Primary Insured      15. Employer     Years

------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                          18. Business Phone Number
--------------------------------------------------------------------------------
17. Employer's Address
------------------------------------------------------------------------------------------------------------------------------------
19. HAVE YOU USED TOBACCO OR ANY OTHER PRODUCT CONTAINING NICOTINE IN THE LAST 12 MONTHS?       [ ] YES  [ ] NO
20. RATE CLASS QUOTED:  [ ] ULT SELECT      [ ] SELECT    [ ] ULT STANDARD       [ ] STANDARD           [ ] JUVENILE
------------------------------------------------------------------------------------------------------------------------------------
SECTION 3.   PROPOSED OTHER INSURED INSURED
1. Last Name                                                       First Name                                               M.I.

------------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City

------------------------------------------------------------------------------------------------------------------------------------
State              Zip Code              3. Years at Address   4. Home Phone             5. Driver License Number          State

------------------------------------------------------------------------------------------------------------------------------------
          6. Sex   7. Date of Birth             8. Insurable Age  9. Place of Birth - State/Country       10. Social Security Number
[ ] Male
[ ] Female
------------------------------------------------------------------------------------------------------------------------------------
11. Height        12. Weight    13. Marital Status      14. Relationship to Proposed Primary Insured      15. Employer     Years

------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                          18. Business Phone Number
--------------------------------------------------------------------------------
17. Employer's Address
------------------------------------------------------------------------------------------------------------------------------------
19. HAVE YOU USED TOBACCO OR ANY OTHER PRODUCT CONTAINING NICOTINE IN THE LAST 12 MONTHS?       [ ] YES  [ ] NO
20. RATE CLASS QUOTED:  [ ] ULT SELECT      [ ] SELECT    [ ] ULT STANDARD       [ ] STANDARD           [ ] JUVENILE
====================================================================================================================================

U000288 - Supp

SECTION 4.  PROPOSED OTHER INSURED RIDER

1. Last Name                                                       First Name                                               M.I.

------------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City

------------------------------------------------------------------------------------------------------------------------------------
State              Zip Code              3. Years at Address   4. Home Phone             5. Driver License Number          State

------------------------------------------------------------------------------------------------------------------------------------
          6. Sex   7. Date of Birth             8. Insurable Age  9. Place of Birth - State/Country       10. Social Security Number
[ ] Male
[ ] Female
------------------------------------------------------------------------------------------------------------------------------------
11. Height        12. Weight    13. Marital Status      14. Relationship to Proposed Primary Insured      15. Employer     Years

------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                          18. Business Phone Number
--------------------------------------------------------------------------------
17. Employer's Address
------------------------------------------------------------------------------------------------------------------------------------
19. HAVE YOU USED TOBACCO OR ANY OTHER PRODUCT CONTAINING NICOTINE IN THE LAST 12 MONTHS?       [ ] YES  [ ] NO
20. RATE CLASS QUOTED:  [ ] ULT SELECT      [ ] SELECT    [ ] ULT STANDARD       [ ] STANDARD           [ ] JUVENILE
====================================================================================================================================
SECTION 5.  CONTINUATION OF CHILDREN COVERED UNDER THE CHILDREN'S INSURANCE RIDER
COVERAGE AMOUNT ($5,000 MINIMUM TO $25,000 MAXIMUM COVERAGE FOR CHILDREN 18 AND UNDER)
------------------------------------------------------------------------------------------------------------------------------------
        Name                   Relationship                        Date of Birth                  Height                 Weight
------------------------------------------------------------------------------------------------------------------------------------
                                                                     -         -                  ft     in                    lbs
------------------------------------------------------------------------------------------------------------------------------------
                                                                     -         -                  ft     in                    lbs
------------------------------------------------------------------------------------------------------------------------------------
                                                                     -         -                  ft     in                    lbs
------------------------------------------------------------------------------------------------------------------------------------
Are all children listed?  [ ] Yes  [ ] No     If not, explain why:_____________________________________________________________
Are children living with Proposed Primary Insured?     [ ] Yes  [ ] No   If not, explain why:__________________________________
====================================================================================================================================
SECTION 6.  CONTINUATION OF OTHER INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured Name                        Company         Amount of insurance                 Year issued            Replacement?
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
SECTION 7.  CONTINUATION OF MEDICAL EXPLANATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Name, Address and Phone # of
 Question #   Proposed Insured's Name     Date, Diagnosis, Treatment, Results, and Duration          Attending Doctor and Hospital
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
SECTION 8.  CONTINUATION OF RESIDENCY

Are all Proposed Other Insureds citizens of the USA? [ ] Yes [ ] No. If not, please provide names and details__________________________________
__________________________________________________________________
====================================================================================================================================
SECTION 9.  DECLARATIONS

I (We) represent that all statements and answers made in this supplement are full, complete and true to the best of my (our) knowledge and belief. It is agreed that this statement shall be made part of the application, and is subject to all terms and conditions contained in the application.

sec. 1                                                             sec. 3
      _____________________________________________________________   _____________________________________________________________
      Signature of Proposed Other Insured (Child over 15 must sign)   Signature of Proposed Other Insured (Child over 15 must sign)

sec. 2                                                             sec. 4
      _____________________________________________________________   _____________________________________________________________
      Signature of Proposed Other Insured (Child over 15 must sign)   Signature of Proposed Other Insured (Child over 15 must sign)

___________________________________      _____________________           _______________________________________________
Witness (Registered Representative)      Name of Broker/Dealer           Signed at (City/State)

___________________________________      _____________________           _______________________________________________
Witness (Registered Representative)      Name of Broker/Dealer           Signature of Applicant/Owner, if other than the
                                                                         Proposed Primary Insured

U000288 - Supp

(LOGO)   Transamerica                            ------------------------------
         Occidental Life                                   PRIORITY:
         Insurance Company                               P.O. BOX 3183
                                                 CEDAR RAPIDS, IOWA 52406-3183

                                                 STREET ADDRESS USE FOR CARRIER
                                                    OTHER THAN POST OFFICE:
                                                    4333 EDGEWOOD RD., N.E.
                                                     CEDAR RAPIDS, IA 52499
                                                         1-800-553-5957
                                                 ------------------------------

                       Application for Life Insurance
--------------------------------------------------------------------------------

                              Contact Information

Proposed Primary Insureds Home Telephone Number: _______________________________

Business Telephone Number: _____________________________________________________

Preferred Place to Call:        [ ] Home  [ ] Business
Best time to Call:              [ ] a.m.  [ ] p.m.

Special Comments:_______________________________________________________________

________________________________________________________________________________

                           Broker Dealer Information

Broker Dealer Name:_____________________________________________________________

Agent Name: ___________________________________ Agent Number: __________________

                                      DO:
                                      ---

[ ] Complete the entire application (front and back).
[ ] Print application in black ink.
[ ] Have applicant initial all changes.
[ ] Obtain all required signatures.
[ ] Complete and sign the Agents Report.
[ ] Include certification if a trust is owner of the policy.
[ ] Section 7, Page 2: Enter the proposed plan of insurance in #1.
[ ] Personal History Information obtained by agent-Contact Transamerica
    Occidental Life Insurance Company at 1-800-553-5957 for state specific Personal History Information supplemental.


                                     DON'T:
                                     ------

[ ] Do not use pencil or whiteout.
[ ] Do not accept or send money on applications that total more than
    $1,000,000.00
[ ] Do not submit an agent check as the initial premium.
[ ] Do not accept or send money on applications on proposed insureds under 15 days of age or over 80 years of age.
[ ] Do not accept money on proposed insureds with a history of heart disease, cancer or stroke.


U000287

CMC____________            AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

--------------------------------------------------------------------------------
                              ATTACH VOIDED SAMPLE
                                OF YOUR PERSONAL
                                   CHECK HERE
--------------------------------------------------------------------------------

So that you may comply with your depositor's authorization and direction as set forth on the reverse side hereof, this Company agrees:

1. To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check or draft, whether or not genuine, or payment of any preauthorized ACH electronic fund transfer debit received by you in the regular course of business for the purpose of payment to this Company, including any cost or expenses reasonably incurred in connection therewith.

2. In the event that any such check, draft or debit shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of the insurance.

3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request, or in any manner arising by reason of your participation in the foregoing plan of premium collections.




TO: Transamerical Occidental Life Insurance Company

As a convenience to me, I hereby request and authorize you to obtain payment of amounts becoming due you by initiating charges in the form of check, drafts or debits via ACH electronic fund transfers on my account maintained at the

______________________________________      ____________________________________
        (Name of Bank)                                (Address of Bank)

for the payment of each monthly premium under Policy No.____________________ on the life of ___________________________

This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice, I agree that you shall be fully protected in drawing any such check or draft or initiating such debit. I understand that if any such check, draft or debit be dishonored by my Bank and any monthly amount due the Transamerica Occidental Life Insurance Company is not paid within the time stipulated in the policy, said policy shall become null and void except as otherwise provided therein.

        LIST ANY OTHER POLICIES TO BE PAID BY SAME CHECK, DRAFT OR DEBIT
         _______________________________________________________________

         _______________________________________________________________

         _______________________________________________________________

         _______________________________________________________________


I elect _______ day (select 1 to 27) of each month to have the payment of $ ________ taken from my account. If no date is indicated the draft date will be the policy issue date.

                        AUTHORIZATION FOR PREAUTHORIZED
                                  PAYMENTS TO:
                 Transamerica Occidental Life Insurance Company
                  P.O.BOX 3183, CEDAR RAPIDS, IOWA 52406-3183

As a convenience to me, I hereby request and authorize you to pay and charge to my bank checking account checks or drafts drawn by and payable to the order of Transamerica Occidental Life Insurance Company or to debit my account identified below via ACH electronic fund transfers provided there are sufficient collected funds in said account to pay the same upon presentation. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such check, draft or debit. I further agree that if any such check, draft or debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.


          _______________ 1 (X)______________________________________

          _______________ 2 (X)______________________________________


              Both Authorized Signatures Required on Joint Accts.
                    PLEASE NOTE: There is an Indemnification
                            Agreement stated above.


U000287

Life Application-PART 1  Transamerica Occidental Life Insurance Company

Application #

____________________________________________________________________________________________________________________________________
SECTION 1.  PROPOSED PRIMARY INSURED
1. Last Name                                                    First Name                                              M.I.
____________________________________________________________________________________________________________________________________
2. Address                                                      Apt#                    City               State        Zip Code
____________________________________________________________________________________________________________________________________
3. Years at Address     4. Home Phone           5. Driver License Number          State           6. Sex         7.Date of Birth
                                                                                 [ ]Male    [ ] Female
____________________________________________________________________________________________________________________________________
8. Insurable Age     9. Place of Birth-State/Country     10. Social Security Number    11. Height    12. Weight  13. Marital Status
____________________________________________________________________________________________________________________________________
14. Employer                            15. Employers Address                          Years         16. Business Phone Number
____________________________________________________________________________________________________________________________________
17. Occupation & Duties
____________________________________________________________________________________________________________________________________
18. Have you used tobacco or any other product containing NICOTINE in the last 12 months?               [ ]  Yes  [ ]  No
19. Rate Class Quoted:  [ ]  Ult Select      [ ]  Select    [ ]  Ult Standard      [ ]  Standard        [ ]  Juvenile

------------------------------------------------------------------------------------------------------------------------------------
SECTION 2.  PROPOSED OTHER/JOINT INSURED RIDER - If more than one please use a supplemental application

1. Last Name                                                    First Name                                              M.I.
____________________________________________________________________________________________________________________________________
2. Address                                                      Apt#                    City              State         Zip Code
____________________________________________________________________________________________________________________________________
3. Years at Address     4. Home Phone           5. Driver License Number          State           6. Sex            7.Date of Birth
                                                                                 [ ]Male    [ ] Female
____________________________________________________________________________________________________________________________________
8. Insurable Age     9. Place of Birth  State/Country     10. Social Security Number    11. Height    12. Weight  13. Marital Status
____________________________________________________________________________________________________________________________________
14. Relationship to Proposed Primary Insured    15. Employer                     16. Employers Address                         Years
____________________________________________________________________________________________________________________________________
17. Business Phone Number               18. Occupation & Duties
____________________________________________________________________________________________________________________________________
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?               [ ]  Yes  [ ]  No
20. Rate Class Quoted:  [ ]  Ult Select      [ ]  Select    [ ]  Ult Standard       [ ]  Standard       [ ]  Juvenile

------------------------------------------------------------------------------------------------------------------------------------
SECTION 3.  APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED

1. Last Name                                                    First Name                                                  M.I.
____________________________________________________________________________________________________________________________________
2. Address                                                      Apt#            City                    State              Zip Code
____________________________________________________________________________________________________________________________________
3. Home Phone   4. Social Security Number / Tax ID #  5. Date of Birth/Trust Date   6. Relationship to the Proposed Primary Insured*
____________________________________________________________________________________________________________________________________
*  If employer, please complete Section 11 - Agents Report
____________________________________________________________________________________________________________________________________
SECTION 4.  CHILDRENS INSURANCE RIDER

COVERAGE AMOUNT ($5,000 MINIMUM TO $25,000 MAXIMUM COVERAGE FOR CHILDREN 18 AND UNDER)
____________________________________________________________________________________________________________________________________
              Name                           Relationship                        Date of Birth           Height         Weight
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


Are all children listed?        [ ]  Yes  [ ]  No     If not, explain why: _________________________________________________________

Are children living with Proposed Primary Insured?   [ ]  Yes  [ ]  No     If not, explain why: ____________________________________


____________________________________________________________________________________________________________________________________
SECTION 5.  PRIMARY BENEFICIARY - If percentage shares are not given they will be equal, or to the survivor

____________________________________________________________________________________________________________________________________
              Name                 Percent                  Relationship                   Social Security Number/Tax ID#
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________


SECTION 6.  CONTINGENT BENEFICIARY - If percentage shares are not given they will be equal, or to the survivor

____________________________________________________________________________________________________________________________________
              Name                Percent                   Relationship                   Social Security Number/Tax ID#
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

U000287

LIFE APPLICATION

SECTION 7.  PROPOSED PLAN OF INSURANCE:

1.   Plan of Insurance: ________________________________________________________

2. Specified Amount:                     $ _____________________________________
3. Primary Insured Rider                 $ _____________________________________
4. Primary Insured Rider Plus            $ _____________________________________
5. Other Insured Rider                   $ _____________________________________
_____________________________________    $ _____________________________________
_____________________________________    $ _____________________________________
_____________________________________    $ _____________________________________
_____________________________________    $ _____________________________________

--------------------------------------------------------------------------------
SECTION 8.  DEATH BENEFIT OPTION

        [ ]  A) Level benefit
        [ ]  B) Increasing benefit

--------------------------------------------------------------------------------
SECTION 9.      ADDITIONAL BENEFITS -
                PROPOSED PRIMARY INSURED ONLY

        [ ]  Disability Waiver Rider
        [ ]  Disability Waiver And Income Rider   $___________________
                ($300 per month maximum)
        [ ]  Accidental Death Benefit             $___________________
                ($150,000 maximum)

--------------------------------------------------------------------------------
SECTION 10.  PREMIUMS PAYABLE

Planned Premium                 $________________    _____________   __________
      [ ]  Bank Draft            __________ Draft Date (1ST thru 27TH)
      [ ]  Direct Bill
           [ ]  Single Premium       [ ]  Quarterly
           [ ]  Annual               [ ]  Monthly
           [ ]  Semi-annual          [ ]  Other  _____________

--------------------------------------------------------------------------------
SECTION 11.  SUB-ACCOUNT ALLOCATIONS - Must equal 100% and a whole number.
WRL JANUS GROWTH         ______ %       WRL C.A.S.E. GROWTH       _______ %
WRL JANUS GLOBAL         ______ %       WRL GE U.S. EQUITY        _______ %
WRL ALGER AGG GROWTH     ______ %       WRL DREYFUS MID CAP       _______ %
WRL VKAM EMER GROWTH     ______ %       WRL NWQ VALUE EQUITY      _______ %
WRL AEGON BOND           ______ %       WRL TRP DIVIDEND GRO      _______ %
WRL AEGON BALANCED       ______ %       WRL DEAN ASSET ALL        _______ %
WRL LKCM STRA TOT RET    ______ %       WRL JPM REAL EST. SEC.    _______ %
WRL TRP SMALL CAP        ______ %       WRL FEDERATED GRO INc     _______ %
WRL GS SMALL CAP         ______ %       WRL JPM MONEY MARKET      _______ %
WRL PB MID CAP GROWTH    ______ %       TRANSAMERICA VIF GROWTH   _______ %
WRL THIRD AVE. VALUE     ______ %       FIXED ACCOUNT             _______ %
WRL GE SE INTL EQUITY    ______ %       OTHER                     _______ %
WRL SALOMON ALL CAP      ______ %       OTHER                     _______ %
WRL GS GROWTH            ______ %       OTHER                     _______ %

12.  INVESTMENT OBJECTIVE

        [ ]  Safety of Principal

        [ ]  Income

        [ ]  Long-Term Growth

        [ ]  Trading Profits

        [ ]  Other

        _____________________

--------------------------------------------------------------------------------

SECTION 13.  OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS   [ ] NONE


--------------------------------------------------------------------------------------------------------------------------------
Proposed Insured Name                   Company                 Amount of Insurance        Year Issued              Replacement?
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YES  NO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YES  NO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YES  NO
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        YES  NO
--------------------------------------------------------------------------------------------------------------------------------
IS THIS INTENDED TO BE A 1035 EXCHANGE?  [ ] Yes  [ ] No     Anticipated Cash Value Transfer  $_________  _________  _________


1) Has any Proposed Insured ever had life, disability or health insurance declined, rated, modified, issued with
   an exclusion rider, canceled, or not renewed? If yes please explain in REMARKS.                                 [ ]  Yes  [ ]  No
2) Will the insurance applied for on any Proposed Insured replace or change any existing life or annuity policy?   [ ]  Yes  [ ]  No
   If yes, complete replacement forms, if appropriate.
3) Is there an application for life, accident or sickness insurance now pending or contemplated on any Proposed
   Insured in this or any other company? If yes, give details in Agents Report, Question 3.                        [ ]  Yes  [ ]  No

------------------------------------------------------------------------------------------------------------------------------------
SECTION 14. OTHER INSURANCE-TO BE COMPLETED BY THE REGISTERED REPRESENTATIVE

1.  Will the policy applied for replace or change any existing life insurance policy or annuity?            [ ]  Yes  [ ]  No
2.  If replacement of existing insurance is involved, have you complied with all state requirements, including any Disclosure and
    Comparison Statements?
    [ ]  Yes        [ ]  No       [ ]  N/A

    If No, explain _______________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
SECTION 15.  SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY-COMPLETE FOR ALL VARIABLE PLANS

A) Have you, the Proposed Primary Insured, and Purchaser, if other than the
   Proposed Primary Insured, received the current Prospectus for the policy?                               [ ]  Yes  [ ]  No
B) DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR (EXCLUSIVE OF ANY OPTIONAL
   BENEFITS),THE AMOUNT OF DEATH BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY CASH
   VALUE MAY INCREASE OR  DECREASE DEPENDING UPON THE INVESTMENT EXPERIENCE?                               [ ]  Yes  [ ]  No
C) With this in mind, is the policy in accord with your insurance
   objectives and your anticipated financial needs?                                                        [ ]  Yes  [ ]  No

------------------------------------------------------------------------------------------------------------------------------------
U000287                                                   2

LIFE APPLICATION-PART 2

--------------------------------------------------------------------------------
SECTION 16.  TO BE COMPLETED BY APPLICANT/OWNER

Telephone Transfer Authorization: (See Prospectus for telephone transfer procedures.)

Your policy applied for, if issued, will automatically receive telephone transfer privileges described in the applicable prospectus unless instructions to the contrary are indicated below. These privileges allow you to give the registered representative/agent of record for this policy authority to make telephone transfers and to change the allocation of future payments among the Sub-Accounts and the Fixed Account on your behalf according to your instructions.

        [ ]   I do not want telephone transfer privileges.

Transamerica Occidental Life Insurance Company will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Transamerica Occidental Life Insurance Company will employ reasonable procedures to confirm that telephone instructions are genuine. If Transamerica Occidental Life Insurance Company does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such requiring forms of personal identification prior to acting upon such telephone instruction, providing written confirmation of such transactions to Policyowners and/or tape recording of telephone transfer request instructions received.

--------------------------------------------------------------------------------
SECTION 17.  CERTIFICATION

Under penalty of perjury, I (the owner) certify (1) that the number shown in
Section 1of page 1or the number shown in Section 3 on page 1 (if the owner is other than the Primary Insured) is my correct Taxpayer Identification Number, and (2) that I am not subject to backup withholding because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) if I ever was so notified, the IRS has notified me that I am no longer subject to backup withholding. (If the Internal Revenue Service has notified you that you are subject to backup withholding and you have not received notice from the Service that backup withholding has terminated, you should strike out the language in (2) above that you are not subject to backup withholding due to notified payee underreporting.)

--------------------------------------------------------------------------------
  SECTION 18.  AUTHORIZATION TO OBTAIN INFORMATION

I authorize any physician, medical professional, hospital, clinic, other medical care institution, the Medical Information Bureau, Inc., insurance company, consumer reporting agency, or employer having information available as to employment, other insurance coverage, medical care, advice or treatment with respect to any physical or mental condition regarding me or my children who are to be insured, to give such information to Transamerica Occidental Life Insurance Company, its reinsurers, or any consumer reporting agency except the Medical Information Bureau acting on Transamerica Occidental Life Insurance Companys behalf.

I authorize Transamerica Occidental Life Insurance Company to obtain an investigative consumer report on me.

I understand that this information will be used by Transamerica Occidental Life Insurance Company or its reinsurers, to determine eligibility for life insurance.

I agree that this authorization is valid for two and one-half years from the date signed. I know that I have the right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

I have received a copy of this "Notice of Information Practices" attached to this application.

I also hereby authorize Transamerica Occidental Life Insurance Company to provide its affiliated companies any and all information provided herein and obtained hereafter on me. This authorization shall be valid from the date signed below until affirmatively withdrawn in writing by myself.

[ ] I elect not to have personal information disclosed to non-affiliates of Transamerica Occidental Life Insurance Company for marketing purposes.

[ ] I elect to be interviewed if an investigative consumer report is prepared in connection with this application.

--------------------------------------------------------------------------------
SECTION 19. REPRESENTATIONS

I represent that the statements and answers in this application are true and complete to the best of my knowledge.

I understand that I should consult my own tax and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan. It is agreed that:

        (a) the statements and answers given in this application, and any amendments or application supplements to it or statements made to the medical examiner, will be the basis of any insurance issued;
        (b) no agent or medical examiner has the authority to make or alter any contract for the Company;
        (c) if a premium deposit is given in exchange for the Conditional Receipt, no insurance shall take effect unless all of the conditions set out in that receipt are satisfied;
        (d) if a premium deposit is not given, no insurance shall take effect unless all of the following conditions are satisfied;
                        (1) a policy issued by the Company is delivered to and accepted by the owner during the lifetime of each person to be covered by such policy,
                        (2) the full first premium is paid, and (3) the health and insurability of each person proposed for insurance has not changed since the date of this application

Signed at _____________________________________ ____________
                             (city)                (state)


 on _______-_________-____________
            (date)

___________________________________________  ___________________________________
Signature of Proposed Primary Insured        Print Agent Name            Agent #
(Child over age 15 must sign)

___________________________________________  ___________________________________
Signature of Applicant (owner) other than    Signature of Agent  State License #
the Proposed Primary Insured (If business insurance, show title of officer and name of firm)

___________________________________________  ___________________________________
Signature of Parent or Legal Guardian for    Split Agent Name            Agent #
Insured(s) 15 and under


___________________________________________  ___________________________________
Signature of Joint Insured or OIR            Signature of Split Agent      State
                                                                       License #

U000287

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                 P.O. BOX 3183
                         CEDAR RAPIDS, IOWA 52406-3183

                                 FRAUD WARNING

The following states require that contract owners acknowledge a fraud warning statement.
Please refer to the fraud warning statement for your state as indicated below.

For contract owners in          ARKANSAS/LOUISIANA
        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

        _____________________________   ________________________________
        Signature of Contract Owner     Date

For contract owners in          COLORADO
        It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.


        _____________________________   ________________________________
        Signature of Contract Owner     Date

For contract owners in          DISTRICT OF COLUMBIA
        It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.


        _____________________________   ________________________________
        Signature of Contract Owner     Date

For contract owners in          FLORIDA
        Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.


        _____________________________   ________________________________
        Signature of Contract Owner     Date

For contract owners in          KENTUCKY,  OHIO and PENNSYLVANIA
        Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.


        _____________________________   ________________________________
        Signature of Contract Owner     Date

For contract owners in          NEW JERSEY
        Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.


        _____________________________   ________________________________
        Signature of Contract Owner     Date

For contract owners in          NEW MEXICO
        Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.


        _____________________________   ________________________________
        Signature of Contract Owner     Date

For contract owners in          VIRGINIA/MAINE
        It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.


        _____________________________   ________________________________
        Signature of Contract Owner     Date
U000287

                                 AGENTS REPORT

1.      a) How long have you known the Proposed Primary Insured?
        ________________________________________________________________________

        b) Relationship to Proposed Primary Insured:
        ________________________________________________________________________

        c) Are you financially responsible for the Proposed Primary Insured:
                        [ ]  Yes   [ ]  No

2.      Did you give the "Notice of Information Practices" to the Proposed
        Insured(s)?
                        [ ]  Yes   [ ]  No

3. Are you submitting or do you plan to submit an application on any Proposed Insured on this application to any other company?
                        [ ]  Yes   [ ]  No
        Company Name____________________________________________________________
        Face amount $___________________________________________________________
        Total face amount to be placed with all companies
        $_______________________________________________________________________

4.      Medical Examination
        Will you be arranging for the Medical Requirements?
        [ ]  Yes   Paramedical Service used:____________________________________
        [ ]  No    Request Transamerica Occidental Life Insurance Company order medical reqs.

5.      Was money taken with the application?
                        [ ]  Yes  [ ]  No
        If "yes" was the Conditional Receipt completed and given to the applicant?
                        [ ]  Yes  [ ]  No

6.      Did you ask all questions in the presence of the Proposed Insured(s)?
                        [ ]  Yes  [ ]  No

7. Are you aware of anything about the health, habits, avocation, environment or mode of living, except as may be related directly or indirectly to sexual orientation, which may affect the insurability of
        any person proposed for insurance?    [ ] Yes [ ] No

8.    If Proposed Primary Insured is a juvenile (ages 0 through 15):
        (a)     Did you personally see child?   [ ]  Yes  [ ]  No
        (b)     Does child live with parents?   [ ]  Yes  [ ]  No
        (If "No", explain)______________________________________________________
        ________________________________________________________________________

        (c)     Life insurance in force on parents life?
        ________________________________________________________________________

        (d)     Life insurance applied for or in force on brothers and sisters?
        ________________________________________________________________________


Remarks:________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________
        ________________________________________________________________________



9. Is Proposed Primary Insured or Owner related to any InterSecurities, Inc. officer or employee? [ ] Yes [ ] No

10. Is Proposed Primary Insured or Owner a licensed Representative of any Broker/Dealer?
                        [ ]  Yes  [ ]  No

        If "Yes" Name and Address of Broker/Dealer
        ________________________________________________________________________

11.     Type of Sale (check two)
        [ ] Direct                       [ ] Pension or Profit Sharing
        [ ] Personal Needs Analysis      [ ] Salary Savings (EICS)
        [ ] Estate Planning              [ ] Gift
        [ ] Business Insurance           [ ] Salary Allotment

                               Purpose of Policy
        [ ] Personal Insurance           [ ] Business Insurance
        [ ] Mortgage                     [ ] Retirement
        [ ] Key Employee                 [ ] Education
        [ ] Executive Bonus              [ ] Estate Liquidity
        [ ] Deferred Compensation        [ ] Income to Family
        [ ] Split Dollar                 [ ] Cash Accumulation
        [ ] Reverse Split Dollar         [ ] Wealth Replacement
        [ ] Other                                                 Circle One
        [ ] Buy/Sell - Is partner applying for similar amount?    Yes       No
        Name of Partner_________________________________________________________

12. Was this plan sold, presented or illustrated as a VEBA, welfare benefit concept as defined under IRC Section 419, Charitable Legacy Plan, Charitable Retirement Plan, Charitable Remainder Life Program, or other similar arrangement?

                        [ ]  Yes  [ ]  No

        If "Yes", have you completed and attached the required Disclosure, Acknowledgement and Release Form and the accompanying Attorneys Statement? [ ] Yes [ ] No

        13. Did you comply with all requirements relative to obtaining Informed Consent for HIV and AIDS testing? [ ] Yes [ ] No

Writing Agent Name _____________________________________________________________
Agent No. ______________________________________________________________________
Agent's Telephone Number _______________________________________________________
Agent's Social Security Number _________________________________________________
Agent's Fax Number _____________________________________________________________
Percent of Agent's Split _______________________________________________________

Split Agent Name _______________________________________________________________
   Agent No.__________________Percent of Agent's Split _________________________
Split Agent Name________________________________________________________________
   Agent No.__________________Percent of Agent's Split__________________________

I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein. I certify that a Notice of Information Practices statement was given to the Applicant when this application was taken. (If applicable)

$ ___________ has been paid by the Applicant with this application________________________________________________________________
                                   Signature of Writing Agent

U000287

                                                                     -----------
Transamerica Occidental Life Insurance Company          Application #
                                                                     -----------
                              CONDITIONAL RECEIPT

If, within the last 12 months, any person proposed for coverage has been treated for or had heart trouble, stroke or cancer no payment may be accepted with the application.

Received from________________________________ Totaling $________________________

NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT HAVE BEEN FULFILLED EXACTLY.

Conditions:

(1) The amount of payment taken with the application must be at least the first full premium for the mode of payment selected for the amount of insurance stated on page 2 in the application. If the check or draft submitted as the first mode premium is not honored by the bank, upon first presentation, this Conditional receipt will be VOID.
(2) All medical examinations, tests, x-rays, electrocardiograms and reports required by the company must be completed and received at its home office. If the above requirements are not received within 60 days, from the date this application was completed, this Conditional Receipt will be VOID.
(3) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the companys rules, limits and standards for the plan, amount and rate class shown. If any modification is made by the Company to the plan, amount, riders, and/or the premium rate class or supplemental agreements this conditional receipt will be VOID.
(4) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be as stated in the application.

"EFFECTIVE DATE", AS USED IN THIS CONDITIONAL RECEIPT IS THE LATER OF:

A. the date of completion of the Part I of the application having the same number and date as this Receipt, or;
B. the date of completion of all medical examinations, tests, x-rays, electrocardiograms and reports required by the Company, or;
C.   the date of issue if any, requested in the application.

COVERAGE--NOT TO EXCEED $300,000. MAXIMUM ALL APPLICATIONS OR RECEIPTS.

If the Company or its Authorized Agent accepts the first mode premium for this application of life insurance and any person Proposed for insurance dies while this Conditional Receipt is in effect, the Company will pay to the beneficiary or the Applicant the LESSER of:

        (a) the death benefit applied for on that Proposed Insured, as shown on page 2 of the Application, or:
        (b)  $300,000.

This total benefit limit is applicable to all insurance applied for under this Application and any other application now pending with the Company, including any other Conditional Receipts, for each person proposed for insurance.

DATE COVERAGE ENDS--60 DAY MAXIMUM
Coverage under the Conditional Receipt ends automatically on the earliest of:
        (a) the date the insurance applied for under this application takes effect, or
        (b) the date the company mails notice of the ending of coverage and refunds the first mode premium to the date the applicant at the address shown on Part 1 of the Application.
        (c)  60 days from the date of this conditional receipt
        (d) the date we determine any Proposed Insured is not insurable according to our rules, limits and standards.

SPECIAL LIMITATIONS

This CONDITIONAL RECEIPT WILL BE VOID IF NOT SIGNED BY AN AUTHORIZED AGENT OF THE COMPANY.

This Conditional Receipt will be VOID in the event of fraud or material misrepresentation in the Application

This Conditional Receipt will be VOID if, on the date of this receipt, any person proposed for insurance is under 15 days of age or over 80 years of age.

This Conditional Receipt does not provide benefits for Disability or Accidental Death Benefits.

This Conditional Receipt does not provide benefits if any person proposed for insurance dies by suicide. The liability of the Company will be limited to return of the first mode premium paid with the application.

NO AGENT IS AUTHORIZED TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THE CONDITIONAL RECEIPT. MAKE ALL CHECKS PAYABLE TO TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY.

I acknowledge possession of the receipt and I certify that I have read it and the agreement in the application. The conditions and terms of this receipt have been explained to me fully by the agent and I understand them.



Signed at_______________________________this___________day of_______,(year)_____

Signature of Applicant (If other than Proposed Primary Insured)_________________
______________________

Signature of Agent______________________________________________________________

        THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT AT THE TIME OF
             APPLICATION ONLY IF ANY MONEY IS TAKEN

If all the conditions of this receipt are not fulfilled exactly, the insurance will take effect only when the policy is delivered to the owner stated in the application and there has been no change in insurability of any proposed insured as represented in the application.

V000287

                                  This Page is
                              Intentionally Blank

                                  Transamerica Occidental Life Insurance Company

                        NOTICE OF INFORMATION PRACTICES

    IMPORTANT: This notice must be given to the Proposed Insured(s) whenever an application is completed.

SOURCES OF INFORMATION

We value your privacy. Your application is our main source of information. As a part of this application, we may, at our expense:

o ask you to have an examination, which may include special tests such as an electrocardiogram, chest x-ray, blood studies, or urinalysis;

o ask physicians, medical practitioners, clinics, hospitals, or other health care providers for information about you;

o obtain information from the Medical Information Bureau and/or a consumer reporting agency. Please refer to the lower portion of this notice for further details about this procedure;

o obtain information from other insurance companies you have applied to in the past. We use this information only for evaluating your insurance application.

SAFEGUARDING YOUR PRIVACY
We treat all information about you confidentially. Ordinarily, it will be provided to third parties only if you authorize us in writing to do so. In rare instances, we may be required to provide some or all of the information without your consent. We may send information to state insurance departments at their request as part of their regulatory duties, or to law enforcement facilities in response to a summons or subpoena. We may also release information in our files to our reinsurers and to other life insurance companies to whom you have applied for life and health insurance or to whom a claim for benefits may be submitted.

On your written request, we will send you a summary or copy of the relevant information obtained in connection with your application. Confidential or detailed medical information will only be disclosed through the physician of your choice, with whom you may discuss it. Also, on your request, a copy of any consumer report we obtain on you will be provided to you by the responsible agency.

We will not send you information we might collect in expectation of or in connection with any claim or civil or criminal proceeding such as information relating to suspected fraud or material misrepresentation.

We may gather information from you which is used for statistical purposes or marketing research, which will not identify you individually.

CORRECTING INFORMATION
If you feel any information in our file is incorrect or incomplete, you may ask us to review it. If we agree, we will make any necessary corrections and inform anyone who received such information within the past two years.

If we do not agree, you may file a statement of dispute with us. We will send that statement to anyone receiving such information in the past two years. We will also include it in any future disclosure of the disputed information.

                           FAIR CREDIT REPORTING ACT
A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, Transamerica Occidental Life Insurance Company, PO Box 3183, Cedar Rapids, Iowa 52406-3183. You may also request information concerning the nature and scope of the investigation to be performed. A summary of your rights is set forth on the attached "Notice to Consumer".

                   THE MEDICAL INFORMATION BUREAU PRE-NOTICE
The Medical Information Bureau (MIB) is a non-profit organization of life insurance companies which operates as an information exchange for its members.

We may make reports to the MIB regarding factors affecting your insurability. Underwriting decisions, however, are not reported to the MIB. If you apply to another Bureau member company for life or health insurance or submit a claim for benefits, the MlB will, upon request, provide that company with information in its file.

Upon your written request, the MIB will arrange for disclosure to you of any information it has in your file. If you feel the information in the MIB's file is incorrect, you may contact the MIB and seek a correction in accordance with procedures outlined in the Federal Fair Credit Reporting Act. The address of the MIB's office is: MIB, Inc.; P.O. Box 105, Essex Station; Boston, MA 02112. MIB's telephone number: (617) 426-3660

If you would like to know more about how we collect, evaluate and control information about you as one of our applicants for insurance, our sales representatives will be happy to assist you or you may contact us at our office:


                                  Transamerica Occidental Life Insurance Company P.O. Box 3183
                                  Cedar Rapids, Iowa 52406-3183
                                  1-800-553-5957
                      Any Other
                      Questions?


U000287

                               NOTICE TO CONSUMER

         A SUMMARY OF YOUR RIGHTS UNDER THE FAIR CREDIT REPORTING ACT:

The Fair Credit Reporting Act (FCRA) is designed to promote accuracy, fairness, and privacy of information in the files of every consumer reporting agency. Most consumer reporting agencies are credit bureaus that gather and sell information about you such as where you work and live, if you pay your bills on time, and whether you've been sued, arrested, or filed for bankruptcy-to creditors, employers, and other businesses. The FCRA gives you specific rights in dealing with consumer reporting agencies, and requires them to provide you with a summary of these rights as listed below. You can find the complete text of the FCRA, 15 U.S.C. 1681 et. seq., at the Federal Trade Commissions web site (http://www.ftc.gov). You may have additional rights under state law. You may contact a state or local consumer protection agency or a state attorney general to learn those rights.

o You must be told if information in your file has been used against you. Anyone who uses information from consumer reporting agencies to take action against you such as denying an application for credit, insurance, or employment must give you the name, address, and phone number of the consumer reporting agency that provided the report.

o You can find out what is in your file. A consumer reporting agency must give you all the information in your file, and a list of everyone who has requested it recently. However, you are not entitled to a "risk score" or "credit score" that is based on information in your file. There is no charge for the report if your application was denied because of information supplied by the consumer reporting agency, and if you request the report within 60 days of receiving the denial notice. You are also entitled to one free report a year if you certify that (1) you are unemployed and plan to seek employment within 60 days, (2) you are on welfare, or (3) your report is inaccurate due to fraud. Otherwise a consumer reporting agency may charge you a fee up to $8.00 for a copy of your file.

o You can dispute inaccurate information with the credit reporting agency. If you tell a credit reporting agency that your file contains inaccurate information, the credit reporting agency must investigate the items (usually within 30 days) by presenting to its information source all relevant evidence you submit, unless your dispute is frivolous. The source must review your evidence and report its findings to the credit reporting agency. (The source must advise national credit reporting agencies-to which it provides data-of any error.) The credit reporting agency must give you a written report of the investigation and a copy of your report if the investigation results in any change. If the credit reporting agencys investigation does not resolve the dispute, you may add a brief statement to your file. The credit reporting agency must normally include a summary of your statement in future reports. If an item is deleted or a disputed statement is filed, you may ask that anyone who has recently received your report be notified of the change.

o Inaccurate information must be corrected or deleted. A consumer reporting agency must remove or correct inaccurate information from its files, usually within 30 days after you dispute it. However, consumer reporting agencies are not required to remove data from your file that is accurate unless it is outdated or cannot be verified. If our dispute results in any change to your report, the CRA cannot reinsert into your file a disputed item unless the information source verifies its accuracy and completeness. In addition, the CRA must give you a written notice telling you it has reinserted the item. The notice must include the name, address, and phone number of the information source.

o You can dispute inaccurate items with the source of the information. If you tell anyone-such as a creditor who reports to a consumer reporting agency that you dispute the item, they may not then report the information to a consumer reporting agency without including a notice of your dispute. In addition, once youve been notified the source of the error in writing, they may not continue to report it if it is in fact an error. If you have questions or believe your file contains errors, call the toll-free number of the consumer reporting agency.

o Outdated information may not be reported. In most cases, consumer reporting agencies may not report negative information that is more than seven years old; ten for bankruptcies.

o Access to your file is limited. Consumer reporting agencies may provide information about you only to those who have a need recognized by the FCRA-usually to consider an application you have submitted to a creditor, insurer, employer, landlord, or other business.

o Your consent is required for reports that are provided to employers or that contain medical information. Consumer reporting agencies may not report to your employer, or prospective employer, about you without your written consent. Consumer reporting agencies may not divulge medical information about you without your permission.

o You can stop a consumer reporting agency from including you on lists for unsolicited credit and insurance offers. Creditors and insurers may use file information as the basis for sending you unsolicited offers of credit or insurance. Such offers must include a toll-free number for you to call and tell the consumer reporting agency if you want your name and address excluded from future lists or offers. If you notify the consumer reporting agency through the toll-free number, it must keep you off the lists for two years. If you request and complete the consumer reporting agency form provided for this purpose, you can have your name and address removed indefinitely.

o You may have additional rights under state law. You may wish to contact a state or local consumer protection agency or a state attorney general to learn those rights.

U000287

                               NOTICE TO CONSUMER

The FCRA gives several different federal agencies authority to enforce the FCRA. The agencies listed below can assist you with questions and concerns concerning the following types of businesses:

       FOR QUESTIONS OR CONCERNS REGARDING THE FOLLOWING, PLEASE CONTACT:

CRAs, creditors and others not listed below, contact the Federal Trade Commission Bureau of Consumer Protection-FCRA Washington, DC 20580. 202-326-3761.

National Banks, federal branches/agencies of foreign banks (word "National" or initials "N.A." appear in or after banks name), contact the Office of the Comptroller of the Current Compliance Management, Mail Stop 6-6 Washington, DC 20219. 800-613-6743.

Federal Reserve System member banks (except national banks, and federal branches/agencies of foreign banks), contact the Federal Reserve Board Division of Consumer & Community Affairs Washington, DC 20551. 202-452-3693.

Savings associations and federally chartered savings banks (word "Federal" or initials "F.S.B." appear in federal institutions name), contact the Office of Thrift Supervision Consumer Programs Washington, DC 20552. 800-842-6929.

Federal credit unions (words "Federal Credit Union" appear in institutions name), contact the National Credit Union Administration, 1775 Duke Street, Alexandria, VA 22314. 703-518-6360.

Banks that are state-chartered, or are not Federal Reserve System members, contact the Federal Deposit Insurance Corporation Division of Compliance & Consumer Affairs, Washington, DC 20429 . 800-934-FDIC.

Air, surface, or rail common carriers regulated by former Civil Aeronautics Board or Interstate Commerce Commission, contact the Department of Transportation Office of Financial Management, Washington DC 20590. 202-366-1306.

Activities subject to the Packers and Stockyards Act 1921, contact the Department of Agriculture, Office of Deputy Administrator-GIPSA, Washington, DC 20250. 202-720-7051.

U000287

PERSONAL HISTORY INFORMATION (PAGE 1 OF 2)
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 1.  PERSONAL FINANCIAL STATEMENT           2.  COMPLETE FOR CORPORATION, PARTNERSHIP, PENSION OR TRUST
A)      Gross Income Current Yr    $___________
B)      Gross Income Previous Yr   $___________    A)   Current Estimated Market Value     $_______________
C)      Additional Income          $___________    B)   Assets              Liquid         $_______________
D)      Net Worth                  $___________                          Nonliquid         $_______________

For over $1 million applied coverage complete      C)   Liabilities                        $_______________
a separate financial questionnaire                 D)   Net Worth                          $_______________

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 3.  MEDICAL QUESTIONS  Each question must be individually asked and answered.

Give the details of "Yes" answers below. Identify question number; state signs, symptoms and diagnosis of each illness or injury. List the details and results of any treatment; List the name, full address and dates of each health care provider consulted.

To the best of your knowledge, has any Proposed Insured within the last 10 yrs had or been told by a member of the medical profession that he or she had, or has been treated for:

1)      Heart murmur, high blood pressure, chest pain, heart attack, stroke, or
        other disorder of the heart or circulatory system?                                [ ] Yes [ ] No

2)      Asthma, Emphysema, Chronic Bronchitis, Tuberculosis, or any other
        Respiratory disorder; colitis, ulcer or any other gastrointestinal
        disorder; jaundice, hepatitis, liver or kidney disorder?                          [ ] Yes [ ] No

3)      Cancer, tumor, polyp, breast, prostate or any other reproductive
        disorder; or any thyroid or endocrine disorder?                                   [ ] Yes [ ] No

4)      Brain, mental, anxiety, depression, suicide attempt, or seizure
        disorder; or any paralysis?                                                       [ ] Yes [ ] No

5)      Diabetes, anemia, or any disorder of the blood; sugar, protein, or blood
        in the urine?                                                                     [ ] Yes [ ] No

6)      Used amphetamines, heroin, cocaine, marijuana, or any other illegal or
        controlled substance except as prescribed by a physician?                         [ ] Yes [ ] No

7)      Sought or been advised to seek treatment, limit or discontinue use of
        alcohol?                                                                          [ ] Yes [ ] No

8)      Been on or are now on prescribed medication or diet?                              [ ] Yes [ ] No

9)      Has any Proposed Insured been told by a member of the medical profession
        that he or she had a diagnosis of AIDS, ARC or the HIV infection?                 [ ] Yes [ ] No

10)     Had or been advised to have any hospitalization, surgery, or any diagnostic test including, but not limited to, electrocardiograms, blood
        studies, scans, MRIs or other test?                                               [ ] Yes [ ] No

11)     An examination, treatment or consultation with a doctor or health care
        provider other than above?                                                        [ ] Yes [ ] No

12)     Have or have had a parent, brother or sister who has/had coronary artery
        death or disease prior to age 60?                                                 [ ] Yes [ ] No
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 4.  DETAILS TO "YES" ANSWERS FOR MEDICAL QUESTIONS SECTION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Name, Address and Phone # of
Question #   Proposed Insureds Name        Date, Diagnosis, Treatment, Results, and Duration      Attending Doctor and Hospital
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

SECTION 5.  Name and address of personal physician (if none, so state)

-------------------------------------------  ------------------------------------------  ------------------------------------------
    Proposed Primary Insured                          Joint or Other Insured                             Children
-------------------------------------------  ------------------------------------------  ------------------------------------------
-------------------------------------------  ------------------------------------------  ------------------------------------------
-------------------------------------------  ------------------------------------------  ------------------------------------------
-------------------------------------------  ------------------------------------------  ------------------------------------------

Date and reason last consulted a physician   Date and reason last consulted a physician  Date and reason last consulted a physician
-------------------------------------------  ------------------------------------------  ------------------------------------------
-------------------------------------------  ------------------------------------------  ------------------------------------------
-------------------------------------------  ------------------------------------------  ------------------------------------------
-------------------------------------------  ------------------------------------------  ------------------------------------------

U000287 PHI
                                                 1


SUPPLEMENTAL - PERSONAL HISTORY INFORMATION (PAGE 2 OF 2)
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 6.  RESIDENCY
Proposed Primary Insured
------------------------
A) Proposed Primary Insured is a citizen of  [ ] USA  [ ] Other Country ____________________ Type of VISA (Ex. Category 2A) _______
B) How many years has the Proposed Primary Insured resided in the USA?______________
C) Does any Proposed Primary Insured travel outside the USA?  [ ] Yes  [ ] No
If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.
     -------------------------------------------------------------------------------------------------------------------------
Other Insured
-------------
A) Proposed Insured is a citizen of [ ] USA  [ ] Other Country ____________________ Type of VISA (Ex. Category 2A) _________
B) How many years has the Proposed Insured resided in the USA?______________
C) Does any Proposed Insured travel outside the USA? [ ] Yes [ ] No
If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.

SECTION 7.  DRIVING RECORD/BACKGROUND INFORMATION

A) Has any Proposed Insured had their drivers license suspended, restricted, revoked, or been cited for a moving violation in the last 5 years?
               [ ] Yes  [ ] No           If yes, give reason & identify Proposed Insureds name:

B) Has any Proposed Insured in the last ten years been convicted of a misdemeanor (other than a minor traffic violation) or felony?
               [ ] Yes  [ ] No           If yes, give reason & identify Proposed Insureds name:
     -------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 8.  SPECIAL ACTIVITIES  (PLEASE PROVIDE NAME OF PROPOSED INSURED TO YES ANSWERS)

A) Except as a passenger on a regularly scheduled flight, has any Proposed Insured flown within the past 3 years, or does any Proposed Insured have plans to fly in the future?
   If yes, complete Aviation Questionnaire.                                              [ ] Yes  [ ] No   ________________________
B) In the past 3 years has any Proposed Insured participated in racing (automobile,                        Name of Proposed Insured
   motorcycle, or boat), underwater or sky diving, hang gliding, mountain or rock climbing?
   If yes, complete an Avocation Questionnaire.                                          [ ] Yes  [ ] No   ________________________
                                                                                                           Name of Proposed Insured
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 9.  REPRESENTATIONS
I represent that the statements and answers in this application are true and complete to the best of my knowledge.
I understand that I should consult my own tax and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan.
It is agreed that:
        (a)     the statements and answers given in this application, and any amendments or application supplements to it or statements made to the medical examiner, will be the basis of any insurance issued;
        (b)     no agent or medical examiner has the authority to make or alter any contract for the Company;
        (c)     if a premium deposit is given in exchange for the Conditional Receipt, no insurance shall take effect unless all of the conditions set out in that receipt are satisfied;
        (d)     if a premium deposit is not given, no insurance shall take effect unless all of the following conditions are satisfied;
                    (1) a policy issued by the Company is delivered to and accepted by the owner during the lifetime of each person to be covered by such policy, (2) the full first premium is paid, and (3) the health and insurability of each person proposed for insurance has not changed since the date of this application

Signed at _____________________________________      ____________            on ___________________________________________
                             (city)                     (state)                         (date)

 -------------------------------------------------------------------             ------------------------------------------
 Signature of Proposed Primary Insured (Child over age 15 must sign)             Print Agent Name              Agent #

 -------------------------------------------------------------------             ------------------------------------------
 Signature of Applicant (owner) other than the                                   Signature of Agent            State License #
 Proposed Primary Insured (If business insurance, show
 title of officer and name of firm)

 -------------------------------------------------------------------             ------------------------------------------
 Signature of Parent or Legal Guardian for insured(s) 15 and under               Split Agent Name              Agent #

 -------------------------------------------------------------------             ------------------------------------------
 Signature of Joint Insured or OIR                                                Signature of Split Agent      State License #

U000287 PHI

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

  ON THE LIFE OF____________________________    Supplement to Application Number
  This supplement amends the above captioned                     _______________
  application for life insurance and becomes
  part of it as follows.
  ADDITION OF PROPOSED OTHER INSURED RIDERS       Dated     ____________________

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 1.  PROPOSED OTHER INSURED RIDER
1. Last Name                                                      First Name                                                M.I.

-----------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City

-----------------------------------------------------------------------------------------------------------------------------------
State              Zip Code              3. Years at Address   4. Home Phone              5. Driver License Number            State
                                                                 (  )-     -
-----------------------------------------------------------------------------------------------------------------------------------
   6. Sex     7. Date of Birth               8. Insurable Age  9. Place of Birth  State/Country          10. Social Security Number
[ ] Male
[ ] Female          -   -                                                                                          -    -
-----------------------------------------------------------------------------------------------------------------------------------
11. Height       12. Weight     13. Marital Status        14. Relationship to Proposed Primary Insured       15. Employer    Years
     ft     in            lbs
-----------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                                        18. Business Phone Number
-----------------------------------------------------------------------------------------------
17. Employers Address                                                                           (  )-    -
-----------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?           [ ] Yes  [ ] No
20. Rate Class Quoted: [ ] Ult Select     [ ] Select     [ ] Ult Standard     [ ] Standard     [ ] Juvenile
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 2.  PROPOSED OTHER INSURED RIDER
1. Last Name                                                      First Name                                                M.I.
-----------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City
-----------------------------------------------------------------------------------------------------------------------------------
State              Zip Code              3. Years at Address   4. Home Phone                5. Driver License Number      State
                                                                 (  )-     -
-----------------------------------------------------------------------------------------------------------------------------------
   6. Sex     7. Date of Birth           8. Insurable Age  9. Place of Birth  State/Country    10. Social Security Number
[ ]  Male
[ ]  Female       -    -                                                                              -      -
-----------------------------------------------------------------------------------------------------------------------------------
11. Height    12. Weight    13. Marital Status      14. Relationship to Proposed Primary Insured     15. Employer          Years
     ft     in            lbs
-----------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                                        18. Business Phone Number
-----------------------------------------------------------------------------------------------
17. Employers Address                                                                            (   )-   -
-----------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?         [ ]  Yes       [ ]  No
20. Rate Class Quoted:  [ ]  Ult Select      [ ]  Select    [ ]  Ult Standard        [ ]  Standard             [ ]  Juvenile
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 3.  PROPOSED OTHER INSURED RIDER
1. Last Name                                                      First Name                                                M.I.

-----------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City

-----------------------------------------------------------------------------------------------------------------------------------
State              Zip Code              3. Years at Address   4. Home Phone                    5. Driver License Number     State
                                                                 (  )-     -
-----------------------------------------------------------------------------------------------------------------------------------
        6. Sex     7. Date of Birth      8. Insurable Age    9. Place of Birth  State/Country        10. Social Security Number
[ ]  Male
[ ]  Female       -    -                                                                                     -    -
-----------------------------------------------------------------------------------------------------------------------------------
11. Height       12. Weight     13. Marital Status          14. Relationship to Proposed Primary Insured       15. Employer  Years
     ft     in            lbs
-----------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                         18. Business Phone Number
--------------------------------------------------------------------------------
17. Employers Address                                                               (   )-   -
-----------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?       [ ]  Yes      [ ]  No
-----------------------------------------------------------------------------------------------------------------------------------
20. Rate Class Quoted:  [ ]  Ult Select     [ ]  Select   [ ]  Ult Standard       [ ]  Standard     [ ]  Juvenile
-----------------------------------------------------------------------------------------------------------------------------------

                                       1
V000287-Supp

SECTION 4.  PROPOSED OTHER INSURED RIDER
1. Last Name                                                      First Name                                                M.I.

-----------------------------------------------------------------------------------------------------------------------------------
2. Address                                                         Apt#         City

-----------------------------------------------------------------------------------------------------------------------------------
State              Zip Code              3. Years at Address   4. Home Phone                    5. Driver License Number    State
                                                                 (  )-     -
-----------------------------------------------------------------------------------------------------------------------------------
        6. Sex     7. Date of Birth       8. Insurable Age      9. Place of Birth  State/Country       10. Social Security Number
[ ]  Male
[ ]  Female       -    -                                                                                       -   -
-----------------------------------------------------------------------------------------------------------------------------------
11. Height       12. Weight     13. Marital Status          14. Relationship to Proposed Primary Insured       15. Employer  Years
     ft     in            lbs
-----------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                                        18. Business Phone Number
-----------------------------------------------------------------------------------------------
17. Employers Address                                                                              (   )-   -
-----------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?        [ ]  Yes      [ ]  No
20. Rate Class Quoted:    [ ]  Ult Select      [ ]  Select    [ ]  Ult Standard    [ ]  Standard      [ ]  Juvenile
-----------------------------------------------------------------------------------------------------------------------------------

SECTION 5.  CONTINUATION OF CHILDREN COVERED UNDER THE CHILDRENS INSURANCE RIDER

COVERAGE AMOUNT ($5,000 MINIMUM TO $25,000 MAXIMUM COVERAGE FOR CHILDREN 18 AND UNDER)   $__________       ____________
------------------------------------------------------------------------------------------------------------------------------------
        Name                   Relationship                        Date of Birth                  Height                 Weight
------------------------------------------------------------------------------------------------------------------------------------
                                                                   MM-DD-Y     Y                  ft     in                    lbs
------------------------------------------------------------------------------------------------------------------------------------
                                                                   MM-DD-Y     Y                  ft     in                    lbs
------------------------------------------------------------------------------------------------------------------------------------
                                                                   MM-DD-Y     Y                  ft     in                    lbs
------------------------------------------------------------------------------------------------------------------------------------
Are all children listed?        [ ]  Yes     [ ]  No    If not, explain why:
Are children living with Proposed Primary Insured?    [ ]  Yes    [ ]  No    If not, explain why:___________________________________
====================================================================================================================================
SECTION 6.  CONTINUATION OF OTHER INSURANCE

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Proposed Insured Name                   Company                       Amount of Insurance        Year Issued            Replacement?
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                                                                                                                           Yes   No
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                                                                                                                           Yes   No
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                                                                                                                           Yes   No
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                                                                                                                           Yes   No
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SECTION 7.  CONTINUATION OF MEDICAL EXPLANATIONS

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                                                                                                      Name, Address and Phone # of
 Question #    Proposed Insured's Name       Date, Diagnosis, Treatment, Results, and Duration        Attending Doctor and Hospital
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====================================================================================================================================
SECTION 8.  CONTINUATION OF RESIDENCY

Are all Proposed Other Insureds citizens of the USA?  [ ] Yes  [ ] No.  If not, please provide names and details ___________________
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====================================================================================================================================
SECTION 9.  DECLARATIONS

I (We) represent that all statements and answers made in this supplement are full, complete and true to the best of my (our) knowledge and belief. It is agreed that this statement shall be made part of the application, and is subject to all terms and conditions contained in the application.

sec. 1                                                             sec. 3
      _____________________________________________________________   _____________________________________________________________
      Signature of Proposed Other Insured (Child over 15 must sign)   Signature of Proposed Other Insured (Child over 15 must sign)

sec. 2                                                             sec. 4
      _____________________________________________________________   _____________________________________________________________
      Signature of Proposed Other Insured (Child over 15 must sign)   Signature of Proposed Other Insured (Child over 15 must sign)

___________________________________      _____________________           _______________________________________________
Witness (Registered Representative)      Name of Broker/Dealer           Signed at (City/State)

___________________________________      _____________________           _______________________________________________
Witness (Registered Representative)      Name of Broker/Dealer           Signature of Applicant/Owner, if other than the
                                                                         Proposed Primary Insured
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
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U000287  Supp